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                                                                EXHIBIT 10.46

                               AMENDMENT NO. 2
                                     TO
                            AMENDED AND RESTATED
                      AGREEMENT OF LIMITED PARTNERSHIP
                                     OF
                           PRIME RESIDENTIAL, L.P.

                AMENDMENT NO. 2 dated as of June 21, 1996, by and among Ambassador Apartments, Inc. (formerly Prime Residential, Inc.), a Maryland corporation and the sole general partner (the "General Partner") of Prime Residential, L.P., a Delaware limited partnership (the "Partnership"), and the limited partners of the Partnership listed on the signature page hereto (the "Limited Partners"), to the Limited Partnership Agreement dated as of August 31, 1994, as amended as of September 20, 1994 (the "Partnership Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

                WHEREAS, the General Partner has changed its name to Ambassador Apartments, Inc.;

                WHEREAS, the General Partner desires to change the name of the Partnership to Ambassador Apartments, L.P.;

                WHEREAS, Section 14.7 of the Partnership Agreement requires that any amendment to the Partnership Agreement be made only by a written instrument signed by the General Partner and a Majority-in-Interest of the Partners; and

                WHEREAS, the General Partner constitutes a Majority-in-Interest of the Partners;

                NOW, THEREFORE, the Partnership Agreement is hereby amended as follows:

        1. Section 2.2 of the Partnership Agreement is hereby deleted in its entirety and the following substituted therefor:

                "2.2     Name.  The business of the Partnership shall be
        conducted under the name of Ambassador Apartments, L.P. or such other name as the General Partner may select, and all transactions of the Partnership, to the extent permitted by applicable law, shall be carried on and completed in such name.

        2. All references in the Partnership Agreement to "Prime Residential, L.P." shall refer to Ambassador Apartments, L.P., and all references in the Partnership Agreement to "Prime Residential, Inc." shall refer to Ambassador Apartments, Inc."
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        3.      Except as amended by this Amendment No. 2, the  Partnership
Agreement remains unchanged and in full force and effect.

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date and year first above written.

GENERAL PARTNER:

AMBASSADOR APARTMENTS, INC.
(formerly Prime Residential, Inc.)



By:  /s/ Adam D. Peterson
     ------------------------------
     Name: Adam D. Peterson
     Title: Senior Vice President


LIMITED PARTNERS:

THE PRIME GROUP, INC.
RICHARD F. CAVENAUGH
LG TRUST
DAVID M. GLICKMAN
ADAM D. PETERSON
PRIME GROUP IV, L.P.
MICHAEL W. RESCHKE
EDWARD J. JOHN
RAY R. GRINVALDS
WARREN H. JOHN
ROBERT J. RUDNIK


By:  AMBASSADOR APARTMENTS, INC.,
     formerly Prime Residential, Inc.,
     as Attorney in Fact for the Limited
     Partners pursuant to Section 2.6
     of the Partnership Agreement



     By: /s/ Adam D. Peterson
         -------------------------------
         Name: Adam D. Peterson
         Title: Senior Vice President